Exhibit 99.1

1 Becton Drive

Franklin Lakes, NJ 07417

www.bd.com

News Release

Contact:

Monique N. Dolecki, Investor Relations – 201-847-5453

Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR 2012 SECOND FISCAL QUARTER

Franklin Lakes, NJ (May 1, 2012) – BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today reported quarterly revenues of $1.991 billion for the second fiscal quarter ended March 31, 2012, representing an increase of 3.6 percent from the prior-year period, or 4.6 percent on a foreign currency-neutral basis.

“We are very pleased with our second quarter results. We posted solid revenue growth led by our BD Medical and BD Diagnostics segments, despite continuing challenges in the U.S. in our BD Biosciences segment,” said Vincent A. Forlenza, Chief Executive Officer and President. “We remain committed to our strategy of investing and innovating for growth, both organically and through acquisitions such as KIESTRA Lab Automation.”

Agreement to Sell Discovery Labware Unit, Excluding Advanced Bioprocessing

In April 2012, the Company signed a definitive agreement to sell its BD Biosciences - Discovery Labware unit, excluding its Advanced Bioprocessing platform. The transaction is expected to be completed by the end of calendar year 2012, subject to the satisfaction of customary closing conditions, including consultations and regulatory approvals. For the full fiscal year 2012, revenues and earnings per share associated with this asset group are estimated at $235 million and $0.23 to $0.27, respectively. The Company expects to record a gain on the sale at the time the transaction is completed.

Second Quarter and Six-Month Fiscal 2012 Operating Results

As expected, reported diluted earnings per share from continuing operations for the second quarter were $1.38, or flat compared with the prior-year period. On a foreign currency-neutral basis, diluted earnings per share from continuing operations for the second quarter increased by 2.9 percent.

For the six-month period ending March 31, 2012, reported diluted earnings per share from continuing operations were $2.59, compared with $2.72 in the prior-year period. This represents a decrease of 4.8 percent, or 3.3 percent on a currency-neutral basis.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $1.021 billion, representing an increase of 4.1 percent compared with the prior-year period, or 5.3 percent on a currency-neutral basis. The segment’s revenue growth reflected strong sales in the Pharmaceutical Systems and Diabetes Care units and solid sales in the Medical Surgical Systems unit. For the six-month period ended March 31, 2012, BD Medical revenues increased 3.3 percent, or 4.0 percent on a currency-neutral basis.

In the BD Diagnostics segment, worldwide revenues for the quarter were $630 million, representing an increase of 4.1 percent compared with the prior-year period, or 5.0 percent on a foreign currency-neutral basis. The segment’s growth was primarily driven by strong sales in the Preanalytical Systems unit and solid growth in Women’s Health and Cancer. For the six-month period ended March 31, 2012, BD Diagnostics revenues increased 3.6 percent, or 4.1 percent on a currency-neutral basis.

In the BD Biosciences segment, worldwide revenues for the quarter were $340 million, representing an increase of 1.3 percent compared with the prior-year period, or 1.7 percent on a foreign currency-neutral basis. Segment growth was primarily driven by clinical reagent sales in the Cell Analysis unit and strong emerging market sales as overall segment growth continues to be negatively affected by weakness in the U.S. research market. For the six-month period ended March 31, 2012, BD Biosciences revenues increased 1.1 percent, or 1.0 percent on a currency-neutral basis.

Geographic Results

Second quarter revenues in the U.S. were $848 million, representing an increase of 2.2 percent compared with the prior-year period. Revenues outside of the U.S. were $1.143 billion, representing an increase of 4.6 percent compared with the prior-year period, or an increase of 6.3 percent on a foreign currency-neutral basis. International revenues reflected continued strength in emerging markets and strong sales of safety-engineered products. For the six-month period ended March 31, 2012, revenues in the U.S. were $1.676 billion, representing an increase of 1.1 percent compared with the prior-year period. Revenues outside of the U.S. were $2.202 billion, representing an increase of 4.5 percent when compared with the prior-year period, or 5.4 percent on a foreign currency-neutral basis.

Fiscal 2012 Outlook for Full Year

The Company is raising its previous guidance for reported revenue growth for the full fiscal year 2012 from about flat to be between 1 to 2 percent. This reflects the anticipated effects of favorable currency translation. On a currency-neutral basis, the Company is raising the lower end of its previous revenue growth guidance of 2 to 4 percent, to 3 to 4 percent. The Company is raising reported diluted earnings per share from continuing operations for fiscal year 2012 from $5.60 to $5.70 to be between $5.68 and $5.73, and plans to repurchase, subject to market conditions, $1.5 billion of its common stock in fiscal year 2012.

Conference Call Information

A conference call regarding BD’s second quarter results and its expectations for the full fiscal year 2012 will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 8:00 a.m. (ET) Tuesday, May 1, 2012. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-800-585-8367 (domestic) and 1-404-537-3406 (international) through the close of business on Tuesday, May 8, 2012, access code 68128968.

Non-GAAP Financial Measures

This news release contains certain non-GAAP financial measures. Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables.

About BD

BD is a leading global medical technology company that develops, manufactures and sells medical devices, instrument systems and reagents. The Company is dedicated to improving people’s health throughout the world. BD is focused on improving drug delivery, enhancing the quality and speed of diagnosing infectious diseases and cancers, and advancing research, discovery and production of new drugs and vaccines. BD’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 29,000 associates in more than 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, the pharmaceutical industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2012 Outlook for Full Year”, contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues and earnings per share. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially from any forward-looking statement. These factors include, but are not limited to: adverse changes in regional, national or foreign economic conditions, including any impact that may result from the current global economic conditions on our ability to access credit markets and finance our operations, the demand for our products and services as a result of reduced government funding, lower utilization rates or otherwise, or our suppliers’ ability to provide products needed for our operations; the unknown consequences of healthcare reform in the United States, including the impact of the reduction in Medicare and Medicaid payments to hospitals, pharmaceutical companies and other customers, which could reduce demand for our products and increase downward pricing pressure; changes in interest or foreign currency exchange rates; competitive factors; pricing and other market pressures; our ability to successfully integrate any businesses we acquire; difficulties inherent in product development and delays in product introductions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; new or changing laws impacting our business or changes in enforcement practices with respect to such laws; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); future healthcare reform, including changes in government pricing and reimbursement policies or other cost containment reforms; the effects of potential pandemic diseases; and issuance of new or revised accounting standards, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended March 31,
	2012	2011	% Change

REVENUES	$1,990,818	$1,922,023	3.6

Cost of products sold	970,832	920,589	5.5
Selling and administrative	495,020	441,942	12.0
Research and development	118,528	119,152	(0.5)

TOTAL OPERATING COSTS AND EXPENSES	1,584,380	1,481,683	6.9

OPERATING INCOME	406,438	440,340	(7.7)

Interest income	16,678	14,564	14.5
Interest expense	(35,140)	(23,921)	46.9
Other income (expense), net	4,657	(2,522)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	392,633	428,461	(8.4)

Income tax provision	102,085	117,399	(13.0)

INCOME FROM CONTINUING OPERATIONS	290,548	311,062	(6.6)

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX (BENEFIT) PROVISION OF $(140) AND $377, RESPECTIVELY	485	957	(49.3)

NET INCOME	$291,033	$312,019	(6.7)

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.41	$1.41	—
Income from discontinued operations	$—	$—	—
Net income	$1.41	$1.41	—

Diluted:
Income from continuing operations	$1.38	$1.38	—
Income from discontinued operations	$—	$—	—
Net income (1)	$1.39	$1.38	0.7

AVERAGE SHARES OUTSTANDING

Basic	206,426	220,894
Diluted	209,803	225,467

NM - Not Meaningful

(1)	Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in thousands, except per share data)

	Six Months Ended March 31,
	2012	2011	% Change

REVENUES	$3,878,464	$3,764,028	3.0

Cost of products sold	1,897,015	1,786,020	6.2
Selling and administrative	983,978	889,897	10.6
Research and development	232,464	234,693	(0.9)

TOTAL OPERATING COSTS AND EXPENSES	3,113,457	2,910,610	7.0

OPERATING INCOME	765,007	853,418	(10.4)

Interest income	32,126	29,786	7.9
Interest expense	(64,518)	(39,474)	63.4
Other income (expense), net	4,272	(7,118)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	736,887	836,612	(11.9)

Income tax provision	183,328	211,273	(13.2)

INCOME FROM CONTINUING OPERATIONS	553,559	625,339	(11.5)

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX (BENEFIT) PROVISION OF $(159) AND $601, RESPECTIVELY	460	2,617	(82.4)

NET INCOME	$554,019	$627,956	(11.8)

EARNINGS PER SHARE

Basic:
Income from continuing operations	$2.63	$2.79	(5.7)
Income from discontinued operations	$—	$0.01	NM
Net income	$2.63	$2.80	(6.1)

Diluted:
Income from continuing operations	$2.59	$2.72	(4.8)
Income from discontinued operations	$—	$0.01	NM
Net income (1)	$2.59	$2.74	(5.5)

AVERAGE SHARES OUTSTANDING

Basic	210,385	224,528
Diluted	213,970	229,529

NM - Not Meaningful

(1)	Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY SEGMENT AND GEOGRAPHIC AREA

(Unaudited; Amounts in thousands)

	Three Months Ended March 31,
	2012	2011	% Change

BD MEDICAL
United States	$418,521	$398,487	5.0
International	602,666	582,845	3.4

TOTAL	$1,021,187	$981,332	4.1

BD DIAGNOSTICS
United States	$318,597	$310,617	2.6
International	311,422	294,730	5.7

TOTAL	$630,019	$605,347	4.1

BD BIOSCIENCES
United States	$110,502	$120,077	(8.0)
International	229,110	215,267	6.4

TOTAL	$339,612	$335,344	1.3

TOTAL REVENUES
United States	$847,620	$829,181	2.2
International	1,143,198	1,092,842	4.6

TOTAL	$1,990,818	$1,922,023	3.6

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY SEGMENT AND GEOGRAPHIC AREA

(Unaudited; Amounts in thousands)

	Six Months Ended March 31,
	2012	2011	% Change

BD MEDICAL
United States	$833,190	$804,014	3.6
International	1,138,394	1,103,863	3.1

TOTAL	$1,971,584	$1,907,877	3.3

BD DIAGNOSTICS
United States	$630,220	$619,467	1.7
International	620,542	587,603	5.6

TOTAL	$1,250,762	$1,207,070	3.6

BD BIOSCIENCES
United States	$213,003	$234,302	(9.1)
International	443,115	414,779	6.8

TOTAL	$656,118	$649,081	1.1

TOTAL REVENUES
United States	$1,676,413	$1,657,783	1.1
International	2,202,051	2,106,245	4.5

TOTAL	$3,878,464	$3,764,028	3.0

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Three Months Ended March 31,

(Unaudited; Amounts in thousands)

	United States
	2012	2011	% Change

BD MEDICAL
Medical Surgical Systems	$237,599	$234,571	1.3
Diabetes Care	105,725	95,939	10.2
Pharmaceutical Systems	75,197	67,977	10.6

TOTAL	$418,521	$398,487	5.0

BD DIAGNOSTICS
Preanalytical Systems	$163,455	$156,978	4.1
Diagnostic Systems	155,142	153,639	1.0

TOTAL	$318,597	$310,617	2.6

BD BIOSCIENCES
Cell Analysis	$78,841	$83,006	(5.0)
Discovery Labware	31,661	37,071	(14.6)

TOTAL	$110,502	$120,077	(8.0)

TOTAL UNITED STATES	$847,620	$829,181	2.2

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Three Months Ended March 31, (continued)

(Unaudited; Amounts in thousands)

	International
			% Change
	2012	2011	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$281,340	$270,020	4.2	6.0	(1.8)
Diabetes Care	113,520	111,820	1.5	3.3	(1.8)
Pharmaceutical Systems	207,806	201,005	3.4	5.9	(2.5)

TOTAL	$602,666	$582,845	3.4	5.4	(2.0)

BD DIAGNOSTICS
Preanalytical Systems	$159,858	$149,261	7.1	9.6	(2.5)
Diagnostic Systems	151,564	145,469	4.2	5.5	(1.3)

TOTAL	$311,422	$294,730	5.7	7.6	(1.9)

BD BIOSCIENCES
Cell Analysis	$182,702	$172,510	5.9	6.6	(0.7)
Discovery Labware	46,408	42,757	8.5	8.7	(0.2)

TOTAL	$229,110	$215,267	6.4	7.0	(0.6)

TOTAL INTERNATIONAL	$1,143,198	$1,092,842	4.6	6.3	(1.7)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Three Months Ended March 31, (continued)

(Unaudited; Amounts in thousands)

	Total
			% Change
	2012	2011	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$518,939	$504,591	2.8	3.8	(1.0)
Diabetes Care	219,245	207,759	5.5	6.5	(1.0)
Pharmaceutical Systems	283,003	268,982	5.2	7.1	(1.9)

TOTAL	$1,021,187	$981,332	4.1	5.3	(1.2)

BD DIAGNOSTICS
Preanalytical Systems	$323,313	$306,239	5.6	6.8	(1.2)
Diagnostic Systems	306,706	299,108	2.5	3.2	(0.7)

TOTAL	$630,019	$605,347	4.1	5.0	(0.9)

BD BIOSCIENCES
Cell Analysis	$261,543	$255,516	2.4	2.8	(0.4)
Discovery Labware	78,069	79,828	(2.2)	(2.1)	(0.1)

TOTAL	$339,612	$335,344	1.3	1.7	(0.4)

TOTAL REVENUES	$1,990,818	$1,922,023	3.6	4.6	(1.0)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Six Months Ended March 31,

(Unaudited; Amounts in thousands)

	United States
	2012	2011	% Change

BD MEDICAL
Medical Surgical Systems	$486,015	$488,825	(0.6)
Diabetes Care	211,251	195,524	8.0
Pharmaceutical Systems	135,924	119,665	13.6

TOTAL	$833,190	$804,014	3.6

BD DIAGNOSTICS
Preanalytical Systems	$325,570	$319,036	2.0
Diagnostic Systems	304,650	300,431	1.4

TOTAL	$630,220	$619,467	1.7

BD BIOSCIENCES
Cell Analysis	$152,634	$163,262	(6.5)
Discovery Labware	60,369	71,040	(15.0)

TOTAL	$213,003	$234,302	(9.1)

TOTAL UNITED STATES	$1,676,413	$1,657,783	1.1

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Six Months Ended March 31, (continued)

(Unaudited; Amounts in thousands)

	International
			% Change
	2012	2011	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$555,234	$528,491	5.1	6.3	(1.2)
Diabetes Care	233,913	226,118	3.4	4.2	(0.8)
Pharmaceutical Systems	349,247	349,254	—	1.1	(1.1)

TOTAL	$1,138,394	$1,103,863	3.1	4.2	(1.1)

BD DIAGNOSTICS
Preanalytical Systems	$314,365	$299,832	4.8	6.5	(1.7)
Diagnostic Systems	306,177	287,771	6.4	6.8	(0.4)

TOTAL	$620,542	$587,603	5.6	6.7	(1.1)

BD BIOSCIENCES
Cell Analysis	$352,510	$332,997	5.9	5.9	—
Discovery Labware	90,605	81,782	10.8	9.9	0.9

TOTAL	$443,115	$414,779	6.8	6.7	0.1

TOTAL INTERNATIONAL	$2,202,051	$2,106,245	4.5	5.4	(0.9)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Six Months Ended March 31, (continued)

(Unaudited; Amounts in thousands)

	Total
			% Change
	2012	2011	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$1,041,249	$1,017,316	2.4	3.0	(0.6)
Diabetes Care	445,164	421,642	5.6	6.0	(0.4)
Pharmaceutical Systems	485,171	468,919	3.5	4.3	(0.8)

TOTAL	$1,971,584	$1,907,877	3.3	4.0	(0.7)

BD DIAGNOSTICS
Preanalytical Systems	$639,935	$618,868	3.4	4.2	(0.8)
Diagnostic Systems	610,827	588,202	3.8	4.1	(0.3)

TOTAL	$1,250,762	$1,207,070	3.6	4.1	(0.5)

BD BIOSCIENCES
Cell Analysis	$505,144	$496,259	1.8	1.8	—
Discovery Labware	150,974	152,822	(1.2)	(1.7)	0.5

TOTAL	$656,118	$649,081	1.1	1.0	0.1

TOTAL REVENUES	$3,878,464	$3,764,028	3.0	3.5	(0.5)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

SAFETY REVENUES

(Unaudited; Amounts in thousands)

	Three Months Ended March 31,
			% Change
	2012	2011	Reported	FXN	FX Impact

TOTAL SAFETY REVENUES
United States	$282,733	$263,524	7.3	7.3	—
International	205,369	177,859	15.5	17.7	(2.2)

TOTAL	$488,102	$441,383	10.6	11.5	(0.9)

BY SEGMENT
BD Medical	$235,928	$204,866	15.2	15.6	(0.4)
BD Diagnostics	252,174	236,517	6.6	7.9	(1.3)

TOTAL	$488,102	$441,383	10.6	11.5	(0.9)

	Six Months Ended March 31,
			% Change
	2012	2011	Reported	FXN	FX Impact

TOTAL SAFETY REVENUES
United States	$573,345	$547,306	4.8	4.8	—
International	402,326	347,113	15.9	17.2	(1.3)

TOTAL	$975,671	$894,419	9.1	9.6	(0.5)

BY SEGMENT
BD Medical	$475,711	$418,175	13.8	13.9	(0.1)
BD Diagnostics	499,960	476,244	5.0	5.9	(0.9)

TOTAL	$975,671	$894,419	9.1	9.6	(0.5)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

Quarter-to-Date Fiscal 2012 Reconciliation - FX Impact

(Unaudited; Amounts in millions, except per share data)

	Three Months Ended March 31,
	Reported	Reported	Reported Growth	Foreign Currency	FXN	FXN
	FY2012	FY2011	$	Translation	Change	Growth

REVENUES	$1,991	$1,922	$69	$(19)	$88	4.6%

Diluted Earnings per Share from Continuing Operations	$1.38	$1.38	$0.00	$(0.04)	$0.04	2.9%

All figures rounded. Totals may not add due to rounding.

FXN = Foreign Currency Neutral

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

Year-to-Date Fiscal 2012 Reconciliation - FX Impact

(Unaudited; Amounts in millions, except per share data)

	Six Months Ended March 31,
	Reported	Reported	Reported Growth	Foreign Currency	FXN	FXN
	FY2012	FY2011	$	Translation	Change	Growth

REVENUES	$3,878	$3,764	$114	$(18)	$132	3.5%

Diluted Earnings per Share from Continuing Operations	$2.59	$2.72	$(0.13)	$(0.04)	$(0.09)	-3.3%

All figures rounded. Totals may not add due to rounding.

FXN = Foreign Currency Neutral